Exhibit 10.1

REFORMATION INC.
REGISTRATION RIGHTS AGREEMENT

This REGISTRATION RIGHTS AGREEMENT (as may be further amended, modified and supplemented from time to time, this “Agreement”), dated as of [●], 2026 is by and among Reformation Inc., a Delaware corporation (the “Company”), and each of the other parties party hereto. Each of the Persons listed on the signature pages hereto (other than the Company) and any other Person who may become a party hereto pursuant to Section 12(c) are referred to individually as a “Stockholder” and collectively as the “Stockholders.”

WHEREAS, certain parties hereto are party to that certain Stockholders’ Agreement dated as of August 26, 2019, as amended and restated on April 11, 2025 (as so amended, the “Original Stockholders’ Agreement”);

WHEREAS, the Company intends to effect the Initial Public Offering (as defined below), which offering constitutes an IPO under the terms of the Original Stockholders’ Agreement; and

WHEREAS, the parties hereto believe it is in the best interests of the Company and the Stockholders to enter into this Agreement to set forth herein their agreements on certain rights and obligations that survive the termination of the Original Stockholders’ Agreement in connection with the Initial Public Offering in accordance with Section 33 of the Original Stockholders’ Agreement.

NOW, THEREFORE, for and in consideration of the mutual agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

Section 1.               Definitions. As used in this Agreement, the following terms shall have the following meanings:

“Additional Piggyback Rights” has the meaning set forth in Section 3(a) hereof.

“Additional Piggyback Securities” has the meaning set forth in Section 3(b) hereof.

“Affiliate” means, with respect to any Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such Person (for the purposes of this definition, “control” (including, with correlative meanings, the terms “Controlling” and “Controlled”), as used with respect to any Person, means the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise), and “Affiliated” has a meaning correlative to the foregoing.

“AFT Stockholder” means (i) the Aflalo Family Trust, established U/T/A dated November 8, 2018, as amended, and (ii) any designated transferees, assignees or successors of the AFT Stockholder pursuant to Section 12(c) hereof that, in each such case, hold Registrable Securities or securities exercisable or exchangeable for, or convertible into, Registrable Securities.

“Agreement” has the meaning set forth in the preamble hereto.

“Automatic Shelf Registration Statement” has the meaning set forth in Section 7 hereof.

“business day” means a day on which banks are open for business in the states of New York and California (which shall not include Saturdays, Sundays and public holidays in any of these localities).

“Claims” has the meaning set forth in Section 9(a) hereof.

“Common Stock” means the Company’s common stock, par value $0.0001 per share, and shall also include any common stock of the Company hereafter authorized and any capital stock of the Company of any other class hereafter authorized which does not have a preference as to dividends or distribution of assets in liquidation over any other class of capital stock of the Company.

“Company” has the meaning set forth in the preamble hereto.

“Demand Notice” has the meaning set forth in Section 3(a) hereof and, for the avoidance of doubt, includes any Take-Down Notice.

“Demand Registration” has the meaning set forth in Section 3(a) hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and any successor statute thereto and the rules and regulations of the SEC promulgated thereunder.

“FINRA” means the Financial Industry Regulatory Authority, Inc.

“Form 8-A Effective Time” means the date and time on which the registration statement on Form 8-A filed by the Company under the Exchange Act with the SEC to register the Common Stock becomes effective.

“Initial Public Offering” means the consummation of the initial Public Offering pursuant to which shares of Common Stock are being listed on the New York Stock Exchange.

“Management Stockholders” means the parties identified on the signature pages hereto or who execute an Addendum Agreement substantially in the form of Exhibit A hereto as “Management Stockholders.”

“Notice” has the meaning set forth in Section 3(a).

“Original Stockholders’ Agreement” has the meaning set forth in the preamble hereto.

“Partner Distribution” has the meaning set forth in Section 7(a) hereof.

“Permira Stockholder” means (i) Refo SCSp, a société en commandite spéciale organized under Luxembourg law and (ii) any designated transferees, assignees or successors of the Permira Stockholder pursuant to Section 12(c) hereof that, in each such case, hold Registrable Securities or securities exercisable or exchangeable for, or convertible into, Registrable Securities.

“Permitted Transferees” has the meaning given to such term in the Stockholders Agreement.

“Person” means a natural person, partnership, corporation, limited liability company, business trust, joint stock company, trust, unincorporated association, joint venture, cooperative or association or other legal entity or organization of whatever nature, and shall include any successor (by merger or otherwise) of such entity, or a government or any agency or political subdivision thereof.

“Piggyback Notice” has the meaning set forth in Section 5(a)(i) hereof.

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“Piggyback Registration” has the meaning set forth in Section 5(a)(i) hereof.

“Postponement Period” has the meaning set forth in Section 3(d)(i) hereof.

“Prospectus” means the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective Registration Statement in reliance upon Rule 430A promulgated under the Securities Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement, and all other amendments and supplements to the Prospectus, including post-effective amendments, and all material incorporated by reference or deemed to be incorporated by reference in such prospectus.

“Public Offering” means the sale of Common Stock to the public pursuant to an effective Registration Statement (other than a registration statement on Form S-4 or Form S-8 or any similar or successor form) filed under the Securities Act or any comparable law or regulatory scheme of any foreign jurisdiction.

“Qualified Holder” means each of (i) the Permira Stockholder and (ii) the AFT Stockholder, and “Qualified Holders” means collectively the Permira Stockholder and the AFT Stockholder.

“Qualified Independent Underwriter” means a “qualified independent underwriter” within the meaning of FINRA Rule 5121.

“Registrable Securities” means any shares of Common Stock currently held or hereafter acquired, directly or indirectly, by the Stockholders or any other securities issued or issuable with respect to any such shares of Common Stock by way of share split, share dividend, recapitalization, merger, exchange, combination or similar event or otherwise. As to any particular Registrable Securities, once issued, such securities shall cease to be Registrable Securities (i) when they are sold pursuant to an effective Registration Statement under the Securities Act, (ii) when they shall have ceased to be outstanding, (iii) when they have been sold in a private transaction in which the transferor’s rights under this Agreement are not assigned to the transferee of the securities, (iv) when they have been sold pursuant to Rule 144, (v) following the first anniversary of the completion of the Initial Public Offering, when the holder of such securities together with its Affiliates beneficially owns less than five percent (5%) of the issued and outstanding shares of Common Stock and all shares of Common Stock held by such holder and its Affiliates can be sold pursuant to Rule 144 in any and all three month periods without any volume or other restrictions or (vi) following the first anniversary of the completion of the Initial Public Offering, when the holder of such securities together with its Affiliates beneficially owns less than three percent (3%) of the issued and outstanding shares of Common Stock and all shares of Common Stock held by such holder and its Affiliates can be sold pursuant to Rule 144 with or without any volume or other restrictions; provided that, notwithstanding the foregoing, any shares of Common Stock currently held or hereafter acquired, directly or indirectly, by a Management Stockholder will only cease to be Registrable Securities following the third anniversary of the consummation of the Initial Public Offering. No Registrable Securities may be registered under more than one Registration Statement at any one time.

“Registration Statement” means (i) any registration statement of the Company under the Securities Act which covers any of the Registrable Securities pursuant to the provisions of this Agreement, including the Prospectus, amendments and supplements to such registration statement, including post-effective amendments, all exhibits and all material incorporated by reference or deemed to be incorporated by reference in such registration statement (ii) the registration statement of the Company under the Securities Act filed in connection with the Initial Public Offering, including the prospectus related thereto, and any amendments and supplements to such registration statement, including post-effective amendments and all exhibits thereto.

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“Required Shelf” has the meaning set forth in Section 4(a) hereof.

“Rule 144” means Rule 144 under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“Rule 144A” means Rule 144A under the Securities Act, as such Rule may be amended from time to time, or any similar rule or regulation hereafter adopted by the SEC.

“SEC” means the U.S. Securities and Exchange Commission or any successor agency having jurisdiction under the Securities Act.

“Section 3(b) Sale Amount” has the meaning set forth in Section 3(b) hereof.

“Section 5(b) Sale Amount” has the meaning set forth in Section 5(b) hereof.

“Securities Act” means the U.S. Securities Act of 1933, as amended from time to time, or any successor statute act, and the rules and regulations promulgated thereunder.

“Shares” has the meaning given to such term in the Stockholders Agreement.

“shelf Registration Statement” has the meaning set forth in Section 3(a) hereof.

“Shelf Take-Down” has the meaning set forth in Section 3(d)(i) hereof.

“Shelf Underwritten Offering” has the meaning set forth in Section 3(c)(i) hereof.

“Stockholders” has the meaning set forth in the preamble hereto.

“Stockholders Agreement” has the meaning set forth in the recitals hereto.

“Subsidiary” with respect to any entity (the “parent”) means any corporation, limited liability company, company, firm, association, or trust of which such parent, at the time in respect of which such term is used, (i) owns directly or indirectly more than fifty percent (50%) of the equity, membership interest, or beneficial interest, on a consolidated basis, or (ii) owns directly or controls with power to vote, directly or indirectly through one or more Subsidiaries, shares of the equity, membership interest, or beneficial interest having the power to elect more than fifty percent (50%) of the directors, trustees, managers, or other officials having powers analogous to that of directors of a corporation. Unless otherwise specifically indicated, when used herein the term Subsidiary shall refer to a direct or indirect Subsidiary of the Company.

“Take-Down Notice” has the meaning set forth in Section 3(c)(i) hereof.

“Underwriting Agreement” means the underwriting agreement to be entered into among the Company and the investment banks party thereto with respect to the underwritten Initial Public Offering.

“underwritten registration” or “underwritten offering” means a registration in which securities of the Company are sold to an underwriter for reoffering to the public, including any underwritten block trade, bought deal or block sale to a financial institution conducted as an underwritten Public Offering.

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“Valid Business Reason” has the meaning set forth in Section 3(d)(i) hereof.

“WKSI” has the meaning set forth in Section 7 hereof.

Section 2.               Holders of Registrable Securities. A Person is deemed, and shall only be deemed, to be a holder of Registrable Securities if such Person owns Registrable Securities or has a right to acquire Registrable Securities and such Person is a Stockholder.

Section 3.               Demand Registrations.

(a)            Requests for Registration. Subject to the following paragraphs of this Section 3(a), following the Initial Public Offering, (a) the Permira Stockholder who beneficially owns a majority of the then outstanding Registrable Securities beneficially owned by all of the Permira Stockholders or (b) the AFT Stockholder who beneficially owns a majority of the then outstanding Registrable Securities beneficially owned by all of the AFT Stockholders, shall subject to Section 3(f), have the right, by delivering or causing to be delivered a written notice to the Company, to require the Company to register, pursuant to the terms of this Agreement, under and in accordance with the provisions of the Securities Act, the number of Registrable Securities held by such Qualified Holder requested to be so registered pursuant to the terms of this Agreement (any such written notice, a “Demand Notice” and any such registration, a “Demand Registration”); provided, however, that a Demand Notice may only be made for an underwritten offering if the sale of the Registrable Securities requested to be registered by such Qualified Holder is reasonably expected to result in aggregate gross cash proceeds in excess of $50,000,000 (without regard to any underwriting discount or commission); provided, further, that, the Company shall not be obligated to file a Registration Statement relating to any registration request under this Section 3(a), if the Demand Notice is delivered within a period of one hundred eighty (180) days after the effective date of the Registration Statement for the Initial Public Offering (provided, however, that prior to the expiration of such 180 day period, the Company may, upon the request of a Qualified Holder and to the extent permitted by applicable law, be obligated to prepare and confidentially submit a Registration Statement related to any Demand Notice made by a Qualified Holder). A Qualified Holder may request pursuant to a Demand Notice that the Company register Registrable Securities on an appropriate form, including a registration statement filed pursuant to Rule 415 of the Securities Act, or any comparable successor form (each, a “shelf Registration Statement”), and, if the Company is a WKSI, an Automatic Shelf Registration Statement. Following receipt of a Demand Notice for a Demand Registration in accordance with this Section 3(a), the Company shall, subject to Section 3(d), use its reasonable best efforts to file a Registration Statement as promptly as practicable, but in any event no later than thirty (30) days after the date of the related Demand Notice and shall use its reasonable best efforts to cause such Registration Statement to be declared effective under the Securities Act as promptly as practicable after the filing thereof, but in no event later than ninety (90) days after the date of the related Demand Notice.

No Demand Registration shall be deemed to have occurred for purposes of this Section 3 if (i) the Registration Statement relating thereto does not become effective, (ii) such Registration Statement is not maintained effective for the period required pursuant to this Section 3, or (iii) the offering of the Registrable Securities pursuant to such Registration Statement is subject to a stop order, injunction, or similar order or requirement of the SEC during such period, in which case, the requesting holder of Registrable Securities shall be entitled to an additional Demand Registration in lieu thereof.

Within three (3) business days after receipt by the Company of a Demand Notice in accordance with this Section 3(a), the Company shall give written notice (the “Notice”) of such Demand Notice to the other Qualified Holders and, solely to the extent the Demand Notice is delivered by the Permira Stockholder prior to the third anniversary of the consummation of the Initial Public Offering, the Management Stockholders, and the Company shall, subject to the provisions of Section 3(b) hereof, include in such registration all Registrable Securities with respect to which the Company received written requests for inclusion therein within five (5) business days after such Notice is given by the Company to such holders.

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The Company may, subject to Section 3(b) hereof, elect to include in any Registration Statement and offering pursuant to a Demand Registration, (i) authorized but unissued shares of Common Stock or shares of Common Stock held by the Company as treasury shares and (ii) any other shares of Common Stock which are requested to be included in such registration pursuant to the exercise of piggyback registration rights granted by the Company after the date hereof and which are not inconsistent with the rights granted in, or otherwise conflict with the terms of, this Agreement and which have been approved by each of the Qualified Holders that hold shares of Common Stock (“Additional Piggyback Rights”).

All requests made pursuant to this Section 3 will specify the number of Registrable Securities to be registered and the intended methods of disposition thereof.

The Company shall be required to maintain the effectiveness of the Registration Statement with respect to any Demand Registration for a period of at least one hundred eighty (180) days after the effective date thereof (or, in the case of a shelf Registration Statement, until the date as of which all Registrable Securities registered by such shelf Registration Statement have been sold in a transaction in which they cease to be Registrable Securities or have otherwise ceased to be Registrable Securities) or such shorter period during which all Registrable Securities included in such Registration Statement have actually been sold; provided, however, that (i) such period shall be extended for a period of time equal to the period the holder of Registrable Securities refrains from selling any securities included in such Registration Statement at the request of the Company or an underwriter of the Company pursuant to the provisions of this Agreement and (ii) the Company shall use its reasonable best efforts to file any replacement or additional shelf Registration Statement and use its reasonable best efforts to cause such replacement or additional shelf Registration Statement to become effective prior to the expiration of the initial shelf Registration Statement.

(b)            Priority on Demand Registration. If any of the Registrable Securities registered pursuant to a Demand Registration are to be sold in an underwritten offering, and the managing underwriter or underwriters advise the holders of such Registrable Securities in writing that, in their view, the total amount of securities proposed to be sold in such offering (including, without limitation, securities proposed to be included by any Persons exercising Additional Piggyback Rights (“Additional Piggyback Securities”)) exceeds the largest amount (the “Section 3(b) Sale Amount”) that can be sold in an orderly manner in such underwritten offering within a price range acceptable to the party that initiated such Demand Registration, then there shall be included in such underwritten offering an amount of securities not exceeding the Section 3(b) Sale Amount, and such amount of securities shall be allocated as follows in the event of a Demand Registration:

(i)             first, all Registrable Securities requested to be registered by the Qualified Holders and the Management Stockholders, if applicable, allocated, if necessary for the offering not to exceed the Section 3(b) Sale Amount, pro rata among such Qualified Holders and Management Stockholders on the basis of the number of Registrable Securities then owned by each such holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all such holders requesting inclusion;

(ii)            second, any securities for which inclusion in such Demand Registration was requested by the Company on its own behalf; and

(iii)           third, pro rata among all Persons requesting that Additional Piggyback Securities be included in such underwritten offering, on the basis of the number of Additional Piggyback Securities then owned by each such Person requesting inclusion in relation to the aggregate number of Additional Piggyback Securities owned by all such Persons requesting inclusion.

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For purposes of any underwriter’s cutback, all Registrable Securities held by any Stockholder shall also include any Registrable Securities held by (i) the partners, retired partners, stockholders or Affiliates of such holder, (ii) the estates and family members of any such holder or such holder’s partners, retired partners, stockholders or Affiliates, (iii) any trusts for the benefit of any of the foregoing Persons and (iv) at the election of such holder or such holder’s partners, retired partners, stockholders, trusts, family members or Affiliates, any charitable organization, in each case to whom or which Common Stock shall have been distributed, transferred or contributed prior to the execution of the underwriting agreement in connection with such underwritten offering; provided that such distribution, transfer or contribution occurred not more than ninety (90) days prior to such execution, and such holder and other Persons shall be deemed to be a single selling holder of Registrable Securities, and any pro rata reduction with respect to such selling holder shall be based upon the aggregate amount of Registrable Securities owned by all Persons included with such selling holder pursuant to clauses (i) through (iv) of this paragraph. No Registrable Securities excluded from the underwriting by reason of the underwriter’s cutback shall be included in such underwritten offering.

(c)            Shelf-Take Downs.

(i)            At any time that a shelf Registration Statement covering Registrable Securities is effective, if a Qualified Holder delivers a Demand Notice to the Company (a Demand Notice pursuant to this Section 3(c), a “Take-Down Notice”) stating that it intends to effect an underwritten offering of all or part of its Registrable Securities included by it on the shelf Registration Statement (a “Shelf Underwritten Offering”), then, subject to Section 3(d), the Company shall amend or supplement the shelf Registration Statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Underwritten Offering (taking into account the inclusion of Registrable Securities by any other holders pursuant to this Section 3(c)) and otherwise use its reasonable best efforts to facilitate such Shelf Underwritten Offering as expeditiously as reasonably possible and in any event within three (3) days after the receipt of the Take-Down Notice. In connection with any Shelf Underwritten Offering:

(A)            the Company shall also simultaneously deliver the Take-Down Notice to all other holders of Registrable Securities whose names are included, or would be permitted under SEC rules to be added by post-effective amendment or prospectus supplement, as selling security holders on such shelf Registration Statement and permit each such holder to include its Registrable Securities included on the shelf Registration Statement in the Shelf Underwritten Offering if such holder notifies the proposing holders and the Company within two (2) business days after delivery of the Take-Down Notice to such holder; and

(B)            in the event that the managing underwriter or underwriters advise the Company and the proposing holders in writing that, in their view, the total amount of securities which would otherwise be included in such take-down offering exceeds the largest amount that can be sold in an orderly manner in such take-down offering within a price range acceptable (I) to the Qualified Holder(s) that delivered the Take-Down Notice in the case of an underwritten block trade (or similar transaction) or (II) in all other instances to the holders of a majority of the Registrable Securities proposed to be offered for sale in such Shelf Underwritten Offering, the managing underwriter or underwriters shall limit the amount of securities which would otherwise be included in such take-down offering in the same manner as described in Section 3(b) with respect to a limitation of the amount of securities to be included in a Demand Registration.

(ii)            Notwithstanding the time periods set forth in Section 3(c)(i) to the contrary, if any of the Qualified Holders wish to engage in an underwritten block trade (or similar transaction) off of a shelf Registration Statement (through a take-down from a shelf Registration Statement covering Registrable Securities), then such Qualified Holder(s) only needs to provide the Take-Down Notice for such offering to the Company (and the Company must simultaneously deliver the Take-Down Notice to the other holders of Registrable Securities) of the block trade Shelf Underwritten Offering at least 48 hours prior to the expected time of the pricing of such offering and such other holders who are able to participate must elect whether or not to participate within the time period specified in such Take-Down Notice (which time period shall be at least 24 hours prior to the expected time of the pricing of such offering), and the Company shall as expeditiously as possible use its reasonable best efforts to facilitate such Shelf Underwritten Offering (which may close as early as one (1) business day after the date it commences).

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(iii)           The offer price for a Shelf Underwritten Offering shall be determined jointly by the party delivering the Take-Down Notice, and by the Permira Stockholder and the AFT Stockholder, as applicable, to the extent either is, or both are, participating in a Shelf Underwritten Offering initiated by the other.

(d)            Postponement of Registration.

(i)            If the board of directors of the Company, in its good faith reasonable judgment, determines that any registration of Registrable Securities or offering of Registrable Securities off of a shelf Registration Statement (a “Shelf Take-Down”), including any Demand Registration, a Required Shelf, any other shelf registration or automatic shelf registration or any Shelf Underwritten Offering, should not be made or continued because it would materially interfere with any material financing, acquisition, corporate reorganization, merger, share exchange or other transaction or event involving the Company or any of its Subsidiaries or because the Company does not yet have appropriate financial statements of acquired or to be acquired entities available for filing or because the Company has material, confidential information that may be required to be disclosed in a registration statement and which the board of directors of the Company deems reasonably inappropriate to disclose at such time (in each case, a “Valid Business Reason”), then (x) the Company may postpone filing a Registration Statement relating to a Demand Registration, a Required Shelf or any other shelf registration or automatic shelf registration and suspend the offering and sale of Registrable Securities off of any shelf Registration Statement, until five (5) business days after such Valid Business Reason no longer exists, but in no event, without the consent of the Permira Stockholder and the AFT Stockholder for more than forty-five (45) days after the date the board of directors of the Company determines a Valid Business Reason exists and (y) in case a Registration Statement has been filed relating to a Demand Registration, if the Valid Business Reason has not resulted from actions taken by the Company, the Company may, to the extent determined in the good faith reasonable judgment of the board of directors of the Company to be reasonably necessary to avoid interference with any of the transactions described above, cause such Registration Statement to be withdrawn and its effectiveness terminated (other than a shelf Registration Statement, which shall not be subject to withdrawal or termination pursuant to this Section 3(d)) or postpone amending or supplementing such Registration Statement until five (5) business days after such Valid Business Reason no longer exists, but in no event, without the consent of the Permira Stockholder and the AFT Stockholder for more than forty-five (45) days after the date the board of directors of the Company determines a Valid Business Reason exists (such period of suspension, postponement or withdrawal under clause (x) or (y) of this Section 3(d)(i), the “Postponement Period”). The Company shall give written notice to the holders of Registrable Securities that were (or would have had the right) to be included in such Demand Registration, Required Shelf or other shelf registration or automatic shelf registration or have the right to initiate a Shelf Take-Down of its determination to postpone or withdraw a Registration Statement and of the fact that the Valid Business Reason for such postponement or withdrawal no longer exists, in each case, promptly after the occurrence thereof and the holders of Registrable Securities shall keep any information obtained in connection with such notice confidential in accordance with; provided, however, that the Company shall not be permitted to postpone or withdraw a Registration Statement more than twice in any twelve (12) month period or for an aggregate of more than ninety (90) days in any twelve (12) month period, in each case without the consent of the Permira Stockholder and the AFT Stockholder.

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(ii)            If the Company shall give any notice of suspension, postponement or withdrawal of any Registration Statement or Shelf Take-Down pursuant to the foregoing paragraph (i), the Company shall not, during the Postponement Period, register any Common Stock, other than pursuant to a Registration Statement on Form S-4 or Form S-8 (or any similar or successor form). Each holder of Registrable Securities agrees that, upon receipt of any written notice from the Company that the Company has determined to suspend, withdraw, terminate or postpone amending or supplementing any Registration Statement or Shelf Take-Down pursuant to the foregoing paragraph (i), such holder will for a corresponding period discontinue its disposition of Registrable Securities pursuant to such Registration Statement; provided, however, that the time periods under Section 3, Section 4 or Section 5 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the holder is required to discontinue disposition of such securities. If the Company shall have withdrawn or prematurely terminated a Registration Statement filed pursuant to Section 3(a) or Section 4(a) (whether pursuant to the foregoing paragraph (i) or as a result of any stop order, injunction or other order or requirement of the SEC or any other governmental agency or court or for any other reason permitted hereunder), the Company shall not be considered to have effected an effective registration for the purposes of this Agreement until the Company shall have filed a new Registration Statement covering the Registrable Securities covered by the withdrawn or terminated Registration Statement and such Registration Statement shall have been declared effective and shall not have been withdrawn. If the Company shall give any notice of suspension, withdrawal or postponement of a Registration Statement or Shelf Take-Down, the Company shall, not later than five (5) business days after the Valid Business Reason that caused such suspension, withdrawal or postponement no longer exists (but in no event later than sixty (60) days after the date of the postponement or withdrawal), use its reasonable best efforts to effect the registration under the Securities Act of the Registrable Securities covered by the withdrawn or postponed Registration Statement in accordance with this Section 3 or Section 4, as applicable (unless the Qualified Holder(s) initiating such Demand Registration or Shelf Underwritten Offering shall have withdrawn such request, in which case the Company shall not be considered to have effected an effective registration for the purposes of this Agreement), and such registration shall not be withdrawn or postponed pursuant to the foregoing paragraph (i).

(e)            Cancellation of a Demand Registration. Holders of a majority of the Registrable Securities which are to be registered in a particular offering pursuant to this Section 3 shall have the right to notify the Company that they have determined that the Registration Statement or a Shelf Underwritten Offering be abandoned or withdrawn, in which event the Company shall abandon or withdraw such Registration Statement or Shelf Underwritten Offering, as applicable, and concurrently advise in writing all holders of Registrable Securities thereof; provided, however, that, in connection with any underwritten Demand Registration or Shelf Underwritten Offering initiated (i) solely by the Permira Stockholder, only the Permira Stockholder shall have the right to notify the Company that they have determined that the corresponding Registration Statement or Shelf Underwritten Offering be abandoned or withdrawn or (ii) solely by the AFT Stockholder, only the AFT Stockholder shall have the right to notify the Company that they have determined that the corresponding Registration Statement or Shelf Underwritten Offering be abandoned or withdrawn.

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(f)            Number of Demand Notices. In connection with the provisions of this Section 3, each of the Permira Stockholder and the AFT Stockholder shall have an unlimited number of Demand Notices which they are permitted to deliver (or cause to be delivered) to the Company hereunder; provided, however, that the Permira Stockholder and the AFT Stockholder shall lose such right to provide (or cause to be provided) a Demand Notice at such time as they (and their Permitted Transferees) cease to hold Registrable Securities. For the purposes of this Section 3(f), a Take-Down Notice with respect to a Shelf Underwritten Offering will be considered a Demand Notice.

(g)            Registration Statement Form. If any registration requested pursuant to this Section 3 which is proposed by the Company to be effected by the filing of a Registration Statement on Form S-3 (or any successor or similar short-form registration statement) shall be in connection with an underwritten Public Offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, the use of another form of Registration Statement is of material importance to the success of such proposed offering or is required by applicable law, then such registration shall be effected on such other form.

Section 4.               Automatic Shelf Registrations.

(a)            Filing. Following the date that is twelve (12) full calendar months after the consummation of the Initial Public Offering, if the Company has not filed a shelf Registration Statement pursuant to Section 3(a), then the Company shall use reasonable best efforts to (i) file a shelf Registration Statement for a public offering of all Registrable Securities pursuant to Rule 415 promulgated under the Securities Act (the “Required Shelf”) no later than the first (1st) day on which such filing can be made with the SEC following such date and (ii) cause the Required Shelf to become effective as soon as possible thereafter. To the extent that the Company is a WKSI at the time of filing the Required Shelf, the Company shall designate the Required Shelf as an Automatic Shelf Registration Statement. The Company shall use reasonable best efforts to remain a WKSI during the period which such Automatic Shelf Registration Statement is required to remain effective in accordance with this Agreement. The Company shall (i) promptly (but in any event no later than ten (10) days prior to the date the Required Shelf is declared effective) give written notice of the proposed registration to all other holders of Registrable Securities and (ii) use its reasonable best efforts to permit or facilitate the sale and distribution of all Registrable Securities under the Required Shelf as may be specified by a holder pursuant to, and in accordance with, its rights set forth in Section 3 or Section 5 hereof.

(b)            Continued Effectiveness. The Company shall use its reasonable best efforts to keep the Required Shelf continuously effective under the Securities Act in order to permit the Prospectus or any free writing prospectus forming a part thereof to be usable by the holders of Registrable Securities until the date as of which all Registrable Securities registered by the Required Shelf have been sold or have otherwise ceased to be Registrable Securities. Subject to the Company’s rights under Section 3(d), the Company shall not be deemed to have used its reasonable best efforts to keep the shelf Registration Statement effective during such period if the Company voluntarily takes any action, or omits to take any commercially reasonable action, that would result in the holders of Registrable Securities not being able to offer and sell any Registrable Securities pursuant to the Required Shelf pursuant to, and in accordance with, its rights set forth in Section 3 or Section 5 hereof during such period, unless such action or omission is (x) a suspension or postponement permitted pursuant to Section 3(d) or (y) required by applicable law, rule or regulation. The Company shall use its reasonable best efforts to file any replacement or additional shelf Registration Statement and use its reasonable best efforts to cause such replacement or additional shelf Registration Statement to become effective prior to the expiration of the initial shelf Registration Statement.

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Section 5.                Piggyback Registration.

(a)            Right to Piggyback.

(i)            Except with respect to a Demand Registration, the procedures for which are addressed in Section 3, or the filing of a Required Shelf, the procedures for which are addressed in Section 4, if the Company proposes to file a registration statement under the Securities Act with respect to an offering of Common Stock whether or not for sale of its own account (other than a registration statement (A) on Form S-4, Form S-8 or any successor forms thereto, (B) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan or (C) in connection with an underwritten offering of debt securities that are convertible into Common Stock), then, subject to Section 5(a)(ii), the Company shall give prompt written notice of such proposed filing at least ten (10) business days before the anticipated filing date (the “Piggyback Notice”) to each Qualified Holder. The Piggyback Notice shall offer such holders the opportunity to include (or cause to be included) in such registration statement the number of Registrable Securities as each such holder may request (a “Piggyback Registration”). Subject to Section 5(b) hereof, the Company shall include in each such Piggyback Registration all Registrable Securities from all holders with respect to which the Company has received written requests for inclusion therein within five (5) business days after Piggyback Notice has been given to the applicable holder. Each eligible holder of Registrable Securities shall be permitted to withdraw all or part of the Registrable Securities from a Piggyback Registration by giving written notice to the Company of its request to withdraw; provided, however, that such request must be made prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such Piggyback Registration and otherwise may only be made in accordance with procedures reasonably determined by the underwriters in connection with any underwriting arrangements. The Company shall be required to maintain the effectiveness of the Registration Statement for a Piggyback Registration until the earlier to occur of (x) one hundred eighty (180) days after the effective date thereof and (y) consummation of the distribution by the holders of the Registrable Securities included in such Registration Statement. The foregoing piggyback rights with respect to each Qualified Holder shall expire on the first date on which such holder and its Affiliates no longer own any Registrable Securities.

(ii)            Notwithstanding anything to the contrary in this Agreement, in connection with a Public Offering (other than pursuant to a Demand Registration) following the Initial Public Offering, in each case in which the Permira Stockholder or the AFT Stockholder are selling (or causing to be sold) shares of Common Stock beneficially owned by them on a secondary basis, the Company shall be required to deliver a Piggyback Notice and in such event all other holders of Registrable Securities shall have the right to participate in such offering on a pro rata basis with the Permira Stockholder and the AFT Stockholder (subject to Section 5(b)) (it being understood that in connection with any Public Offering in which the Permira Stockholder and the AFT Stockholder are not selling (or causing to be sold) shares of Common Stock beneficially owned by them on a secondary basis, no such Piggyback Notice need be sent and such holders of Registrable Securities shall have no such right to participate in such offering).

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(b)            Priority on Piggyback Registrations. The Company shall use reasonable efforts to cause the managing underwriter or underwriters of a proposed underwritten offering to permit holders of Registrable Securities who have submitted a written request for inclusion therein in accordance with Section 5(a)(i) to include in such offering all Registrable Securities as each such holder so requested on the same terms and conditions as other shares of Common Stock, if any, included in the offering. Notwithstanding the foregoing, if the managing underwriter or underwriters of such underwritten offering have informed the Company in writing that, in their view, the total amount of securities that such holders of Registrable Securities, the Company and any other Persons having rights to participate in such registration intend to include in such offering exceeds the largest amount (the “Section 5(b) Sale Amount”) that can be sold in an orderly manner in such underwritten offering, then there shall be included in such registration an amount of securities not exceeding the Section 5(b) Sale Amount, and such amount of securities shall be allocated as follows:

(i)             first, any securities for which inclusion in such Registration Statement was requested by the Company on its own behalf;

(ii)            second, all Registrable Securities requested to be registered by the Qualified Holders, if applicable, allocated, if necessary for the offering not to exceed the Section 5(b) Sale Amount, pro rata among such Qualified Holders on the basis of the number of Registrable Securities then owned by each such holder requesting inclusion in relation to the aggregate number of Registrable Securities owned by all such holders requesting inclusion; and

(iii)           third, pro rata among all Persons (other than the Company and the Qualified Holders) requesting that securities be included in such registration, on the basis of the number of securities then owned by each such Person (other than the Company, the Qualified Holders, to the extent applicable) requesting registration in relation to the aggregate number of securities owned by all such Persons (other than the Company and the Qualified Holders, to the extent applicable) requesting registration.

Section 6.            Restrictions on Public Sale by Holders of Registrable Securities.

(a)            Each Stockholder agrees in connection with the Initial Public Offering and holder of Registrable Securities agrees in connection with any underwritten offering made pursuant to a Registration Statement filed pursuant to Section 3, Section 4 or Section 5 hereof (whether or not such holder elected to include Registrable Securities in such Registration Statement or Shelf Underwritten Offering), if requested (pursuant to a written notice) by the managing underwriter or underwriters in an underwritten offering, not to effect any public sale or distribution of any of the Company’s equity securities (or securities convertible into or exchangeable or exercisable for equity) (except as part of such underwritten offering), including a sale pursuant to Rule 144 or any swap or other economic arrangement that transfers to another any of the economic consequences of owning any of the Company’s equity securities (or securities convertible into or exchangeable or exercisable for equity), or to give any Demand Notice or Take-Down Notice during the period commencing on the earlier of (x) the date of the distribution of a preliminary Prospectus in connection with an underwritten offering (which shall be no earlier than fourteen (14) days prior to the expected “pricing” of such offering) or (y) the “pricing” of such offering and continuing for not more than one hundred eighty (180) days (with respect to the Initial Public Offering) or ninety (90) days (with respect to any other offering) after the date of the Prospectus (or Prospectus supplement if the offering is made pursuant to a shelf Registration Statement), pursuant to which such public offering shall be made, or such lesser period as is required by the managing underwriter. In the case of (i) any block trade (or similar transaction) off a shelf Registration Statement, the Qualified Holder delivering such Take-Down Notice, (ii) any other Demand Registration or Piggyback Registration, the holders of a majority of the Registrable Securities proposed to be sold in an underwritten offering and (iii) the Initial Public Offering, the Company shall be responsible for negotiating all “lock-up” agreements with the underwriters applicable to holders of Registrable Securities and, in addition to the foregoing provisions of this Section 6, the Stockholders and holders of Registrable Securities agree to execute the form so negotiated.

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(b)            If any registration pursuant to Section 3 hereof shall be in connection with any underwritten offering or a Take-Down Notice is delivered with respect to any Shelf Underwritten Offering, the Company will not effect any public sale or distribution of any equity (or securities convertible into or exchangeable or exercisable for equity) (other than pursuant to a registration statement (i) on Form S-4, Form S-8 or any successor forms thereto or (ii) filed solely in connection with an exchange offer or any employee benefit or dividend reinvestment plan) for its own account during the period commencing on the earlier of (x) the date of the distribution of a preliminary Prospectus in connection with an underwritten offering (which shall be no earlier than fourteen (14) days prior to the expected “pricing” of such offering) or (y) the “pricing” of such offering and continuing for not more than ninety (90) days after the date of the final Prospectus (or Prospectus supplement if the offering is made pursuant to a “shelf” registration), pursuant to which such public offering shall be made, or such lesser period as is required by the managing underwriter.

Section 7.                Registration Procedures. If and whenever the Company is required to use its reasonable best efforts to effect the registration of any Registrable Securities under the Securities Act as provided in Section 3, Section 4 or Section 5 hereof, the Company shall effect such registration to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company shall reasonably cooperate in good faith in the sale of the securities and shall, as expeditiously as possible:

(a)            prepare and file with the SEC a Registration Statement or Registration Statements on such form as shall be available for the sale of the Registrable Securities by the holders thereof or by the Company in accordance with the intended method or methods of distribution thereof (including, without limitation, a distribution to, and resale by, the members or partners of a holder of Registrable Securities, a “Partner Distribution”), and use its reasonable best efforts to cause such Registration Statement to become effective and to remain effective as provided herein; provided, however, that before filing a Registration Statement or Prospectus or any amendments or supplements thereto (including documents that would be incorporated or deemed to be incorporated therein by reference), or comparable statements under securities or state “blue sky” laws of any jurisdiction, or any free writing prospectus related thereto, the Company shall furnish or otherwise make available to each holder of Registrable Securities whose Registrable Securities are included in such Registration Statement or Prospectus, to (i) one (1) counsel for the Permira Stockholder and one (1) counsel for the AFT Stockholder, respectively (to be selected by the Permira Stockholder and the AFT Stockholder, respectively, as applicable), if such Registration Statement is pursuant to a Demand Registration or Shelf Take-Down initiated by the Permira Stockholder and AFT Stockholder or if the Permira Stockholder and/or the AFT Stockholder beneficially own Registrable Securities included in such Registration Statement and (ii) one (1) counsel for the holders of Registrable Securities covered by such Registration Statement, Shelf Take-Down or Prospectus (to be selected by the holders of a majority of the Registrable Securities included in such Registration Statement or Shelf Take-Down) and one (1) counsel for the managing underwriters, if any, reasonably complete drafts of all such documents proposed to be filed, which documents will be subject to the reasonable review and comment of such holders and counsel, and such other documents reasonably requested by such holders or counsel, including any correspondence between the SEC and the Company, its counsel or auditors and all memoranda relating to discussions with the SEC with respect to such Registration Statement (including documents that would be incorporated or deemed to be incorporated therein by reference), and, if requested by such holders or counsel, provide such holders (which holder, in its sole and exclusive judgment, might be deemed to be an underwriter or a controlling person of the Company) and/or counsel reasonable opportunity to participate in the preparation of such Registration Statement and each Prospectus included therein, including the insertion in any such Registration Statement or Prospectus of material, furnished to the Company in writing, which in the reasonable judgment of such holder and its counsel should be included therein, and such other opportunities to conduct a reasonable investigation within the meaning of the Securities Act, including reasonable access during reasonable business hours to the Company’s books and records, officers, accountants and other advisors. The Company shall not file any such Registration Statement or Prospectus or any amendments or supplements thereto (including such documents that, upon filing, would be incorporated or deemed to be incorporated by reference therein), or any such comparable statements under securities or state “blue sky” laws of any jurisdiction, or any such free writing prospectus related thereto, with respect to a Demand Registration or Shelf Take-Down, to which such holders or counsel, on behalf of such holders of a majority of the Registrable Securities covered by such Registration Statement or Prospectus or such managing underwriters, as the case may be, shall reasonably object, in writing, on a timely basis, unless, in the opinion of the Company, such filing is necessary to comply with applicable law;

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(b)            prepare and file with the SEC such amendments and post-effective amendments to each Registration Statement as may be necessary to keep such Registration Statement continuously effective during the period provided herein and comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement; and cause the related Prospectus to be supplemented by any Prospectus supplement as may be necessary to comply with the provisions of the Securities Act with respect to the disposition of the securities covered by such Registration Statement, and as so supplemented to be filed pursuant to Rule 424 (or any similar provisions then in force) under the Securities Act;

(c)            notwithstanding anything contained herein to the contrary, at the request of any holder of Registrable Securities seeking to effect or considering a Partner Distribution, (i) file any Prospectus supplement or post-effective amendments, or include in the initial Registration Statement any disclosure or language, or include in any Prospectus supplement or post-effective amendment any disclosure or language, and otherwise take any action, deemed necessary or advisable by such holder to effect such Partner Distribution and (ii) cooperate with and assist such holder and the transfer agent to facilitate such Partner Distribution in the manner reasonably requested by such holder (including other than pursuant to a Registration Statement).

(d)            notify each selling holder of Registrable Securities, its counsel and the managing underwriters, if any, promptly and in writing, (i) when a Registration Statement, any pre-effective amendment thereto, a Prospectus, any Prospectus supplement, any post-effective amendment to a Registration Statement or any free writing prospectus has been filed with the SEC and, with respect to a Registration Statement or any post-effective amendment, when the same has become effective, (ii) of any request by the SEC or any other federal or state governmental authority for amendments or supplements to a Registration Statement or related Prospectus or for additional information, (iii) of the issuance by the SEC of any stop order suspending the effectiveness of a Registration Statement or the initiation of any proceedings for that purpose, (iv) if at any time the Company has reason to believe that the representations and warranties of the Company contained in any agreement (including any underwriting agreement) contemplated by Section 7(p) below cease to be true, complete and correct, or could reasonably be expected with the passage of time to cease to be true, complete and correct, (v) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction, or the initiation or threatening of any proceeding for such purpose, and (vi) if the Company becomes aware of the existence of any fact or the occurrence of any event that makes any statement made in such Registration Statement, related Prospectus, any document incorporated or deemed to be incorporated therein by reference, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser untrue in any material respect or that requires the making of any changes in such Registration Statement, Prospectus, documents, free writing prospectus or information so that, in the case of the Registration Statement, it will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and that in the case of the Prospectus, any free writing prospectus or the information conveyed to any purchaser at the time of sale to such purchaser, it will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading (which notice shall notify the selling holders only of the existence of such a fact or occurrence of such an event and shall provide no additional information regarding such fact or event to the extent such information would constitute material non-public information);

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(e)            use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of a Registration Statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction at the earliest date reasonably practicable;

(f)            if requested by the managing underwriters, if any, or the holders of a majority of the then outstanding Registrable Securities being sold in connection with an underwritten offering, promptly include in a Prospectus supplement or post-effective amendment such information as the managing underwriters, if any, or such holders may reasonably request in order to permit the intended method of distribution of such securities and make all required filings of such Prospectus supplement or such post-effective amendment as soon as practicable after the Company has received such request; provided, however, that the Company shall not be required to take any actions under this Section 7(f) that are not, in the opinion of counsel for the Company, in compliance with applicable law;

(g)            furnish or make available to each selling holder of Registrable Securities, its counsel and each managing underwriter, if any, without charge, at least one (1) conformed copy of the Registration Statement, the Prospectus and Prospectus supplements, if applicable, and each post-effective amendment thereto, including financial statements (but excluding schedules, all documents incorporated or deemed to be incorporated therein by reference, and all exhibits, unless requested in writing by such holder, counsel or underwriter), and any free writing prospectus utilized in connection therewith;

(h)            deliver to each selling holder of Registrable Securities, its counsel, and the underwriters, if any, without charge, as many copies of each Prospectus (including each form of or preliminary Prospectus) and each amendment or supplement thereto, and each free writing prospectus utilized in connection therewith, as such Persons may reasonably request from time to time in connection with the distribution of the Registrable Securities; and the Company, subject to the last paragraph of this Section 7, hereby consents to the use of such Prospectus and each such amendment or supplement thereto, and each such free writing prospectus, by each of the selling holders of Registrable Securities and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by such Prospectus and any such amendment or supplement thereto;

(i)              prior to any Public Offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the selling holders of Registrable Securities, the underwriters, if any, and their respective counsel in connection with the registration or qualification (or exemption from such registration or qualification) of such Registrable Securities for offer and sale under the securities or “blue sky” laws of such jurisdictions within the United States as any seller or underwriter reasonably requests in writing and to keep each such registration or qualification (or exemption therefrom) effective during the period such Registration Statement is required to be kept effective and to take any other action that may be necessary or advisable to enable such holders of Registrable Securities to consummate the disposition of such Registrable Securities in such jurisdiction; provided, however, that the Company will not be required to (i) qualify generally to do business in any jurisdiction where it is not then so qualified or (ii) subject itself to taxation in any such jurisdiction or (iii) take any action that would subject it to general service of process in any such jurisdiction where it is not then so subject;

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(j)             cooperate with the selling holders of Registrable Securities and holders of Registrable Securities seeking effect a Partner Distribution, the managing underwriters and the transfer agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any legends) representing Registrable Securities to be sold or transferred after receiving written representations from each holder of such Registrable Securities that the Registrable Securities represented by the certificates so delivered by such holder will be transferred in accordance with the Registration Statement or otherwise pursuant to a Partner Distribution, including by delivering to the transfer agent a letter of indemnity in lieu of a medallion guarantee, and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters, if any, or holders may request at least two (2) business days prior to any sale or transfer of Registrable Securities in a firm commitment underwritten offering, but in any other such sale or transfer, within five (5) business days prior to having to issue the securities, and instruct any transfer agent and registrar of Registrable Securities to release any stop transfer orders in respect thereof (and, in the case of Registrable Securities registered on a shelf Registration Statement, at the request of any holder, prepare and deliver certificates representing such Registrable Securities not bearing any restrictive legends and to deliver or cause to be delivered an opinion or instructions to the transfer agent in order to allow such Registrable Securities to be sold from time to time);

(k)            use its reasonable best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States, except as may be required solely as a consequence of the nature of such selling holder’s business, in which case the Company will cooperate in all reasonable respects with the filing of such Registration Statement and the granting of such approvals, as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

(l)             upon the Company becoming aware of the existence of any fact or occurrence of any event contemplated by Section 7(d)(vi) above, promptly prepare and file with the SEC a supplement or post-effective amendment to the Registration Statement or a supplement to the related Prospectus or any document incorporated or deemed to be incorporated therein by reference, or file any other required document so that, as thereafter promptly delivered to the purchasers of the Registrable Securities being sold thereunder, such Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(m)           prior to the effective date of the Registration Statement relating to the Registrable Securities, provide a CUSIP number for the Registrable Securities;

(n)            provide and cause to be maintained a transfer agent and registrar for all Registrable Securities covered by such Registration Statement from and after a date not later than the effective date of such Registration Statement and, in the case of any secondary equity offering, provide and enter into any reasonable agreements with a custodian for the Registrable Securities;

(o)            use its reasonable best efforts to cause all Registrable Securities covered by such Registration Statement to be listed on the principal national securities exchange on which similar securities of the Company are then listed prior to the effectiveness of such Registration Statement (or, if such registration is the Initial Public Offering, use its reasonable best efforts to cause such Registrable Securities to be listed on the New York Stock Exchange);

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(p)            enter into such agreements (including an underwriting agreement in form, scope and substance as is customary in underwritten offerings) and take all such other actions reasonably requested by the holders of a majority of the Registrable Securities being sold in connection therewith (including those reasonably requested by the managing underwriters, if any) to expedite or facilitate the disposition of such Registrable Securities, and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration, (i) make such representations and warranties to the holders of such Registrable Securities and the underwriters or other financial institution facilitating such offering, if any, with respect to the business of the Company and its Subsidiaries, and the Registration Statement, Prospectus and documents, if any, incorporated or deemed to be incorporated by reference therein, in each case, in form, substance and scope as are customarily made by issuers to underwriters or other such financial institution in underwritten offerings, and, if true, confirm the same if and when requested, (ii) use its reasonable best efforts to obtain an opinion and “negative assurance” letter from the Company’s counsel (and, if applicable, local counsel) and a “cold comfort” letter and updates thereof from the independent public accountants who have certified the Company’s financial statements (and/or any other financial statements) included or incorporated by reference in the Registration Statement, in each case, in customary form reasonably satisfactory to the underwriters or other financial institution facilitating such offering, if any, and to the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, (iii) use its reasonable best efforts to furnish to each holder of such Registrable Securities upon its request and to each underwriter or other financial institution facilitating such offering, if any, a copy of such opinion, “negative assurance” letter and comfort letter addressed to such underwriter or other financial institution facilitating such offering, (iv) if an underwriting agreement is entered into, the same shall contain indemnification provisions and procedures substantially to the effect set forth in Section 9 hereof with respect to all parties to be indemnified pursuant to Section 9 except as otherwise agreed by both the Permira Stockholder and the AFT Stockholder (provided that the Permira Stockholder and the AFT Stockholder shall not agree to any modification of such indemnification provisions and procedures that disproportionately and adversely affects any other Stockholder without such other Stockholder’s prior written consent) and (v) deliver such documents and certificates as may be reasonably requested by the holders of a majority of the Registrable Securities being sold pursuant to such Registration Statement, their counsel and the managing underwriters, if any, to evidence the continued validity of the representations and warranties made pursuant to Section 7(p)(i) above and to evidence compliance with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement, or as and to the extent required thereunder;

(q)            make available for inspection by a representative of the selling holders of Registrable Securities, any underwriter or other financial institution participating in any such disposition of Registrable Securities, if any, and any attorneys or accountants retained by such selling holders or underwriter, at the offices where normally kept, during reasonable business hours, all financial and other records, pertinent corporate documents and properties of the Company and its Subsidiaries, and cause the officers, directors and employees of the Company and its Subsidiaries to supply all information in each case reasonably requested by any such representative, underwriter or other financial institution facilitating such offering, attorney or accountant in connection with such Registration Statement; provided, however, that any information that is not generally publicly available at the time of delivery of such information shall be kept confidential by such Persons unless (i) disclosure of such information is required by court or administrative order, (ii) disclosure of such information, in the opinion of counsel to such Person, is required by law or applicable legal process, or (iii) such information becomes generally available to the public other than as a result of a disclosure or failure to safeguard by such Person. In the case of a proposed disclosure pursuant to clause (i) or (ii) of this Section 7(q), such Person shall be required to give the Company written notice of the proposed disclosure prior to such disclosure and, if requested by the Company, assist the Company in seeking to prevent or limit the proposed disclosure. Without limiting the foregoing, no such information shall be used by such Person as the basis for any market transactions in securities of the Company or its Subsidiaries in violation of law;

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(r)             cause its officers to use their reasonable best efforts to support the marketing of the Registrable Securities covered by the Registration Statement (including, without limitation, participation in “road shows”) taking into account the Company’s business needs;

(s)            comply (and continue to comply) with all applicable rules and regulations of the SEC (including, without limitation, maintaining disclosure controls and procedures (as defined in Exchange Act Rule 13a-15(e)) and internal control over financial reporting (as defined in Exchange Act Rule 13a-15(f)) in accordance with the Exchange Act);

(t)             cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with FINRA;

(u)            take no direct or indirect action prohibited by Regulation M under the Exchange Act; provided, however, that to the extent that any prohibition is applicable to the Company, the Company will use its reasonable best efforts to make any such prohibition inapplicable;

(v)            take all reasonable action to ensure that any free writing prospectus utilized in connection with any registration covered by Section 3, Section 4 or Section 5 complies in all material respects with the Securities Act, is filed in accordance with the Securities Act to the extent required thereby, is retained in accordance with the Securities Act to the extent required thereby and, when taken together with the related Prospectus, Prospectus supplement and related documents, will not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(w)           take all such other commercially reasonable actions as are necessary or advisable in order to expedite or facilitate the disposition of such Registrable Securities; and

(x)            upon request, take all reasonable action to cooperate with any holder of Registrable Securities transfer of such securities to a brokerage account utilized for purposes of holding restricted securities under a segregated DTC number.

The Company shall use its reasonable best efforts to qualify for registration on Form S-3 for secondary sales. To the extent the Company is a well-known seasoned issuer (as defined in Rule 405 under the Securities Act) (a “WKSI”), promptly following the date on which the Company becomes eligible to file an automatic shelf registration statement (as defined in Rule 405 under the Securities Act) (an “Automatic Shelf Registration Statement”) on Form S-3, the Company shall notify the holders of Registrable Securities in writing at least ten (10) business days prior to the filing of the Automatic Shelf Registration Statement, of such eligibility and its intention to file and maintain the Automatic Shelf Registration Statement which covers the Registrable Securities held by the such holders, unless such holders inform the Company in writing prior to the filing of such Automatic Shelf Registration Statement not to include such holders of Registrable Securities in such Automatic Shelf Registration Statement, and the Company shall subsequently file such Automatic Shelf Registration Statement. The Company shall use its commercially reasonable best efforts to remain a WKSI (and not become an ineligible issuer (as defined in Rule 405 under the Securities Act)) during the period during which such Automatic Shelf Registration Statement is required to remain effective pursuant to this Agreement. If the Company does not pay the filing fee covering the Registrable Securities at the time the Automatic Shelf Registration Statement is filed, the Company agrees to pay such fee at such time or times as the Registrable Securities are to be sold. If the Automatic Shelf Registration Statement has been outstanding for at least three (3) years, prior to the end of the third (3rd) year the Company shall file a new Automatic Shelf Registration Statement covering the Registrable Securities. If at any time when the Company is required to re-evaluate its WKSI status the Company determines that it is not a WKSI, the Company shall use its commercially reasonable best efforts to refile the shelf Registration Statement on Form S-3 and, if such form is not available, Form S-1 and keep such registration statement effective during the period during which such registration statement is required to be kept effective.

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The Company may require each holder of Registrable Securities as to which any registration is being effected to furnish to the Company in writing such information required under applicable law in connection with such registration regarding such seller only and the distribution of such Registrable Securities as the Company may, from time to time, reasonably request in writing and the Company may exclude from such registration the Registrable Securities of any holder who unreasonably fails to furnish such required information within a reasonable time after receiving such request.

To the extent that any of the Qualified Holders is deemed to be an underwriter of Registrable Securities pursuant to any SEC comments or policies, the Company agrees that (i) the indemnification and contribution provisions contained in Section 9 hereof shall be applicable to the benefit of such Qualified Holder, in its role as deemed underwriter in addition to its capacity as Stockholder, and any of the Qualified Holders, as applicable, may require the Company to enter into a further agreement to such effect, including providing representations, warranties and indemnities similar to those contained in a customary underwriting agreement and (ii) any of the Qualified Holders, as applicable, shall be entitled to conduct the due diligence which they would normally conduct in connection with an offering of securities registered under the Securities Act, including, without limitation, receipt of customary opinions and comfort letters.

Each holder of Registrable Securities agrees if such holder has Registrable Securities covered by such Registration Statement that, upon receipt of any written notice from the Company of the existence of any fact or occurrence of any event of the kind described in Section 7(d)(ii), Section 7(d)(iii), Section 7(d)(iv), Section 7(d)(v) or Section 7(d)(vi) hereof, such holder will forthwith discontinue disposition of such Registrable Securities covered by such Registration Statement or Prospectus until such holder’s receipt of the copies of the supplemented or amended Prospectus contemplated by Section 7(l) hereof, or until it is advised in writing by the Company that the use of the applicable Prospectus may be resumed (which shall be at the earliest opportunity that is reasonably practicable), and has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such Prospectus; provided, however, that the time periods under Section 3, Section 4 or Section 5 with respect to the length of time that the effectiveness of a Registration Statement must be maintained shall automatically be extended by the amount of time the holder is required to discontinue disposition of such securities.

Section 8.                Registration Expenses. All reasonable fees and expenses incident to the performance of or compliance with this Agreement by the Company including, without limitation, (i) all registration, listing and filing fees (including, without limitation, fees and expenses (A) paid to the SEC, a stock exchange or FINRA and (B) of compliance with securities or “blue sky” laws, including, without limitation, any fees and disbursements of counsel for the underwriters in connection with “blue sky” qualifications of the Registrable Securities pursuant to Section 7(i)), (ii) printing expenses (including, without limitation, expenses of printing certificates for Registrable Securities in a form eligible for deposit with The Depository Trust Company and of printing Prospectuses if the printing of Prospectuses is requested by the managing underwriters, if any, or by the holders of a majority of the Registrable Securities included in any Registration Statement), (iii) messenger, telephone and delivery expenses of the Company, (iv) fees and disbursements of counsel for the Company, (v) expenses of the Company incurred in connection with any road show, (vi) fees and disbursements of all independent certified public accountants referred to in Section 7(p)(ii) hereof and any other Persons, including special experts retained by the Company, (vii) fees and expenses payable to a Qualified Independent Underwriter, and (viii) fees and disbursements of (A) one (1) counsel for the Permira Stockholder, together with any necessary local counsel as may be required by the Permira Stockholder and one (1) counsel for the AFT Stockholder, together with any necessary local counsel as may be required by the AFT Stockholder, respectively, if such Registration Statement is pursuant to a Demand Registration initiated by the Permira Stockholder and the AFT Stockholder or if the Permira Stockholder and/or the AFT Stockholder beneficially own Registrable Securities included in such Registration Statement or (B) one (1) counsel for the holders of Registrable Securities whose shares are included in a Registration Statement, which counsel shall be selected as provided by Section 7(a), shall be borne by the Company whether or not any Registration Statement is filed or becomes effective. In addition, the Company shall pay its internal expenses (including, without limitation, all salaries and expenses of its officers and employees performing legal or accounting duties), the expense of any annual audit, the fees and expenses incurred in connection with the listing of the securities to be registered on any securities exchange on which similar securities issued by the Company are then listed and rating agency fees and the fees and expenses of any Person, including special experts, retained by the Company.

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The Company shall not be required to pay (i) fees and disbursements of any counsel retained by any holder of Registrable Securities or by any underwriter (except as set forth in clauses (i)(B) and (viii) of the first paragraph of this Section 8), (ii) any underwriter’s fees (including discounts, commissions or fees of underwriters, selling brokers, dealer managers or similar securities industry professionals) relating to the distribution of the Registrable Securities (other than with respect to Registrable Securities sold by the Company, and except as set forth in clause (vii) of the first paragraph of this Section 8), or (iii) any other expenses of the holders of Registrable Securities not required to be paid by the Company pursuant to the first paragraph of this Section 8.

Section 9.                Indemnification.

(a)            The Company will, and hereby agrees to, and hereby does, indemnify and hold harmless, to the fullest extent permitted by law, each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus, its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners (and the directors, officers, fiduciaries, employees, stockholders, members or general and limited partners thereof), each other Person who participates as a seller (and its directors, officers, fiduciaries, employees, stockholders, members or general and limited partners), underwriter or Qualified Independent Underwriter, if any, in the offering or sale of such securities, each officer, director, employee, stockholder, fiduciary, managing director, agent, Affiliate, consultant, representative, successor, assign or partner of such underwriter or Qualified Independent Underwriter, and each other Person, if any, who controls such holder, seller, underwriter or Qualified Independent Underwriter within the meaning of the Securities Act, from and against any and all losses, claims, damages or liabilities, joint or several, actions or proceedings (whether commenced or threatened) and expenses (including reasonable and documented fees of counsel and any amounts paid in any settlement effected with the Company’s consent, which consent shall not be unreasonably withheld or delayed) to which each such indemnified party may become subject under the Securities Act or otherwise in respect thereof (collectively, “Claims”), insofar as such Claims arise out of or are based upon (i) any untrue statement or alleged untrue statement of a material fact contained in any registration statement under which such securities were registered under the Securities Act or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final or summary prospectus or any amendment or supplement thereto, together with the documents incorporated by reference therein, or any free writing prospectus utilized in connection therewith, or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, (iii) any untrue statement or alleged untrue statement of a material fact in the information conveyed by the Company to any purchaser at the time of the sale to such purchaser, or the omission or alleged omission to state therein a material fact required to be stated therein, or (iv) any violation by the Company of any federal, state or common law rule or regulation applicable to the Company and relating to action required of or inaction by the Company in connection with any such registration, and the Company will reimburse any such indemnified party for any documented legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the Company shall not be liable to any such indemnified party in any such case to the extent such Claim arises out of or is based upon any untrue statement or alleged untrue statement of a material fact or omission or alleged omission of a material fact made in such registration statement or amendment thereof or supplement thereto or in any such prospectus or any preliminary, final or summary prospectus or free writing prospectus in reliance upon and in strict conformity with written information furnished to the Company by or on behalf of such indemnified party specifically for use therein. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such holder.

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(b)            Each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus (and, if the Company requires as a condition to including any Registrable Securities in any Registration Statement filed in accordance with Section 3, Section 4 or Section 5, any underwriter and Qualified Independent Underwriter, if any) shall, severally and not jointly, indemnify and hold harmless (in the same manner and to the same extent as set forth in Section 9(a)) to the extent permitted by law the Company, its officers and directors, each Person controlling the Company within the meaning of the Securities Act and all other prospective sellers and their directors, officers, stockholders, fiduciaries, managing directors, agents, Affiliates, consultants, representatives, successors, assigns or general and limited partners and respective controlling Persons with respect to any untrue statement or alleged untrue statement of any material fact in, or omission or alleged omission of any material fact from, such Registration Statement, any preliminary, final or summary Prospectus contained therein, or any amendment or supplement thereto, or any free writing prospectus utilized in connection therewith, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to the Company or its representatives by or on behalf of such holder, underwriter or Qualified Independent Underwriter, if any, specifically for use therein, and each such holder, underwriter or Qualified Independent Underwriter, if any, shall reimburse such indemnified party for any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim as such expenses are incurred; provided, however, that the indemnity agreement contained in this Section 9(b) shall not apply to amounts paid in settlement of any such loss, claim, damage, liability or action if such settlement is effected without the consent of such holder (which consent shall not be unreasonably withheld or delayed), and the maximum aggregate amount which any such holder shall be required to pay pursuant to this Section 9 (including pursuant to indemnity, contribution or otherwise) shall in no case be greater than the amount of the net proceeds received by such holder upon the sale of the Registrable Securities pursuant to the Registration Statement giving rise to such Claim; provided, further, that such holder shall not be liable in any such case to the extent that prior to the filing of any such Registration Statement or Prospectus or amendment thereof or supplement thereto, or any free writing prospectus utilized in connection therewith, such holder has furnished in writing to the Company information expressly for use in such Registration Statement or Prospectus or any amendment thereof or supplement thereto or free writing prospectus which corrected or made not misleading information previously furnished to the Company. The Company and each holder of Registrable Securities hereby acknowledge and agree that, unless otherwise expressly agreed to in writing by such holder to the contrary, for all purposes of this Agreement, the only information furnished or to be furnished to the Company for use in any such Registration Statement, preliminary, final or summary Prospectus or amendment or supplement thereto, or any free writing prospectus, are statements specifically relating to (i) the beneficial ownership of shares of Common Stock by such holder and its Affiliates as disclosed in the section of such document entitled “Selling Stockholders” or “Principal and Selling Stockholders” or other documents thereof and (ii) the name and address of such holder. If any additional information about such holder or the plan of distribution (other than for an underwritten offering) is required by law to be disclosed in any such document, then such holder shall not unreasonably withhold its agreement referred to in the immediately preceding sentence. Such indemnity and reimbursement of expenses shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party and shall survive the transfer of such securities by such holder.

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(c)            Indemnification similar to that specified in the Section 9(a) and Section 9(b) (with appropriate modifications) shall be given by the Company and each holder of Registrable Securities whose Registrable Securities are covered by a Registration Statement or Prospectus with respect to any required registration or other qualification of securities under any applicable securities and state “blue sky” laws.

(d)            Any Person entitled to indemnification under this Agreement shall notify promptly the indemnifying party in writing of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 9, but the failure of any indemnified party to provide such notice shall not relieve the indemnifying party of its obligations under the preceding paragraphs of this Section 9, except to the extent the indemnifying party is materially and actually prejudiced thereby and shall not relieve the indemnifying party from any liability which it may have to any indemnified party otherwise than under this Section 9. In case any action or proceeding is brought against an indemnified party and such indemnified party shall have notified the indemnifying party of the commencement thereof (as required above), the indemnifying party shall be entitled to participate therein and, unless in the reasonable opinion of outside counsel to the indemnified party a conflict of interest between such indemnified and indemnifying parties may exist in respect of such Claim, to assume the defense thereof jointly with any other indemnifying party similarly notified, to the extent that it chooses, with counsel reasonably satisfactory to such indemnified party, and after notice from the indemnifying party to such indemnified party that it so chooses, the indemnifying party shall not be liable to such indemnified party for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation; provided, however, that (i) if the indemnifying party fails to take reasonable steps necessary to defend diligently the action or proceeding within thirty (30) days after receiving notice from such indemnified party that the indemnified party believes it has failed to do so; (ii) if such indemnified party who is a defendant in any action or proceeding which is also brought against the indemnifying party reasonably shall have concluded that there may be one or more legal or equitable defenses available to such indemnified party which are not available to the indemnifying party or which may conflict with those available to another indemnified party with respect to such Claim; or (iii) if representation of both parties by the same counsel is otherwise inappropriate under applicable standards of professional conduct, then, in any such case, the indemnified party shall have the right to assume or continue its own defense as set forth above (but with no more than one (1) firm of counsel for all indemnified parties in each jurisdiction, except to the extent any indemnified party or parties reasonably shall have made a conclusion described in clause (ii) or (iii) of this Section 9(d)) and the indemnifying party shall be liable for any expenses therefor. No indemnifying party shall, without the written consent of the indemnified party, effect the settlement or compromise of, or consent to the entry of any judgment with respect to, any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified party is an actual or potential party to such action or claim) unless such settlement, compromise or judgment (A) includes an unconditional release of the indemnified party from all liability arising out of such action or claim and (B) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of any indemnified party.

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(e)            If for any reason the foregoing indemnity is unavailable, unenforceable or is insufficient to hold harmless an indemnified party under Sections 9(a), 9(b) or 9(c), then each applicable indemnifying party shall contribute to the amount paid or payable to such indemnified party as a result of any Claim in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the indemnified party, on the other hand, with respect to such Claim. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. If, however, the allocation provided in the second preceding sentence is not permitted by applicable law, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative faults but also the relative benefits of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The parties hereto agree that it would not be just and equitable if any contribution pursuant to this Section 9(e) were to be determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentences of this Section 9(e). The amount paid or payable in respect of any Claim shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such Claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 12(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation. Notwithstanding anything in this Section 9(e) to the contrary, no indemnifying party (other than the Company) shall be required pursuant to this Section 9(e) to contribute any amount greater than the amount of the net proceeds received by such indemnifying party from the sale of Registrable Securities pursuant to the registration statement giving rise to such Claim, less the amount of any indemnification payment made by such indemnifying party pursuant to Sections 9(b) and 9(c). In addition, no holder of Registrable Securities or any Affiliate thereof shall be required to pay any amount under this Section 9(e) unless such Person would have been required to pay an amount pursuant to Section 9(b) if it had been applicable in accordance with its terms.

(f)             The indemnity and contribution agreements contained herein shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract and shall remain operative and in full force and effect regardless of any investigation made or omitted by or on behalf of any indemnified party and shall survive the transfer of the Registrable Securities by any such party.

(g)            The indemnification and contribution required by this Section 9 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred; provided, however, that the recipient thereof hereby undertakes to repay such payments if and to the extent it shall be determined by a court of competent jurisdiction that such recipient is not entitled to such payment hereunder.

(h)            Notwithstanding the foregoing, to the extent that the provisions on indemnification and contribution contained in the underwriting agreement entered into in connection with the underwritten public offering are in conflict with the foregoing provisions, the provisions in the underwriting agreement shall control (to the extent such provisions do not disproportionately and adversely affect any Stockholder).

Section 10.              Rule 144 and Rule 144A.

(a)            After the Initial Public Offering, the Company shall (i) file the reports required to be filed by it under the Securities Act and the Exchange Act in a timely manner (including, but not limited to, the reports under Sections 13 and 15(d) of the Exchange Act referred to in subparagraph (c)(1)(i) of Rule 144) or, if the Company is not required to file such reports, it will, upon the request of any holder of Registrable Securities, make publicly available other information so long as necessary to permit sales by such holder of Registrable Securities under Rule 144 or Rule 144A, (ii) take such further action as any holder of Registrable Securities may reasonably request, and (iii) furnish to each holder of Registrable Securities upon written request, (x) a copy of the most recent annual or quarterly report of the Company and (y) such other reports and documents so filed by the Company as such holder may reasonably request in availing itself of Rule 144 or Rule 144A, all to the extent required from time to time to enable such holder to sell Registrable Securities without registration under the Securities Act within the limitation of the exemptions provided by Rule 144 or Rule 144A. Upon the request of any holder of Registrable Securities, the Company shall deliver to such holder a written statement as to whether it has complied with such requirements.

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(b)            The provisions of Section 10(a) are not intended to modify or otherwise affect any restrictions on transfers of securities contained in the Stockholders Agreement.

Section 11.              Underwritten Registrations.

(a)            In connection with any Demand Registration or Shelf Underwritten Offering other than with respect to any underwritten block trades (or similar transaction), the holders of a majority of the Registrable Securities shall have the right, and in the case of any Shelf Underwritten Offering with respect to underwritten block trades (or similar transaction), the Qualified Holder(s) that delivers the Take-Down Notice initiating such Shelf Underwritten Offering shall have the right, to designate the lead managing underwriters in connection with any underwritten offering pursuant to such registration and each other managing underwriter for any such underwritten offering; provided that in each case other than an underwritten block trade (or similar transaction), each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed.

(b)            If the Company initiates a registration on its own behalf, and if the Permira Stockholder owns Registrable Securities that are included in such registration, the Permira Stockholder shall have the right to designate the lead managing underwriters, and each other managing underwriter, in connection with any underwritten offering pursuant to such registration; provided that, in each case, each such underwriter is reasonably satisfactory to the Company, which approval shall not be unreasonably withheld or delayed. In all other cases where the Company initiated a registration on its own behalf, the Company shall have the right to designate the lead managing underwriters, and each other managing underwriter, in connection with any underwritten offering pursuant to such registration; provided that, in each case, each such underwriter is reasonably satisfactory to the Permira Stockholder, which approval shall not be unreasonably withheld or delayed.

(c)            No Person may participate in any underwritten registration hereunder unless such Person (i) agrees to sell the Registrable Securities it desires to have covered by the underwritten registration on the basis provided in any underwriting arrangements in customary form and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, custody agreements and other documents required under the terms of such underwriting arrangements, provided that such Person shall not be required to make any representations or warranties other than those related to title and ownership of such Person’s shares and as to the accuracy and completeness of statements made in a Registration Statement, Prospectus, offering circular, or other document in reliance upon and in conformity with written information furnished to the Company or the managing underwriter by such Person for use therein.

Section 12.             Miscellaneous.

(a)            Amendments and Waivers. The provisions of this Agreement, including the provisions of this sentence, may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, with the written consent of the Company, the Permira Stockholder and the AFT Stockholder; provided, however, that (x) any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would subject a Stockholder to adverse differential treatment relative to the other Stockholders shall require the written consent of the differentially treated Stockholder and (y) any amendment, modification, supplement, waiver or consent to departures from the provisions of this Agreement that would be adverse to a right specifically granted to a specific Stockholder herein (but not to other Stockholders) shall require the agreement of that Stockholder; provided that, in the event the Permira Stockholder and the AFT Stockholder no longer hold any Registrable Securities, this Agreement may be amended, modified or supplemented, and waivers or consents to departures from the provisions hereof may be given, with the written consent of the Company and the Stockholders holding a majority of Registrable Securities held by the holders. Notwithstanding the foregoing, a waiver or consent to depart from the provisions hereof with respect to a matter that relates exclusively to the rights of holders of Registrable Securities whose securities are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other holders of Registrable Securities may be given by holders of at least a majority of the Registrable Securities being sold by such holders pursuant to such Registration Statement.

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(b)            Notices. All notices required to be given hereunder shall be in writing and shall be deemed to be duly given if personally delivered, telecopied or emailed and confirmed, or mailed by certified mail, return receipt requested, or overnight delivery service with proof of receipt maintained, at the following address (or any other address that any such party may designate by written notice to the other parties):

If to the Company, to the address of its principal executive offices. If to any Stockholder, at such Stockholder’s address as set forth on the records of the Company. Any such notice shall, if delivered personally, be deemed received upon delivery; shall, if delivered by telecopy or electronic mail, be deemed received on the first business day following confirmation; shall, if delivered by overnight delivery service, be deemed received the first business day after being sent; and shall, if delivered by mail, be deemed received upon the earlier of actual receipt thereof or five (5) business days after the date of deposit in the United States mail.

(c)            Successors and Assigns; Stockholder Status. The rights and obligations contained in this Agreement shall be assignable to any transferee of Registrable Securities. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties, including the Company and subsequent holders of Registrable Securities acquired, directly or indirectly, from the Stockholders; provided, however, that such successor or assign shall not be entitled to such rights unless the successor or assign shall have executed and delivered to the Company an Addendum Agreement substantially in the form of Exhibit A hereto (which shall also be executed by the Company) promptly following the acquisition of such Registrable Securities, in which event such successor or assign shall be deemed a Stockholder for purposes of this Agreement. Except as provided in Section 9 with respect to an indemnified party, nothing expressed or mentioned in this Agreement is intended or shall be construed to give any Person other than the parties hereto and their respective successors and permitted assigns any legal or equitable right, remedy or claim under, in or in respect of this Agreement or any provision herein contained.

(d)            Counterparts. This Agreement may be executed in two (2) or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Any counterpart or other signature hereupon delivered by facsimile or electronic mail with attachment shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

(e)            Headings. The section and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

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(f)             Governing Law. The provisions of this Agreement shall be governed by and construed in accordance with the internal laws of the State of New York without giving effect to any choice of law rules that may direct the application of the laws of another jurisdiction.

(g)            Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their best efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction.

It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

(h)            Entire Agreement. This Agreement and the Stockholders Agreement are intended by the parties as a final expression of their agreement, and are intended to be a complete and exclusive statement of the agreement and understanding of the parties hereto in respect of the subject matter contained herein. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein and therein, with respect to the registration rights granted by the Company with respect to Registrable Securities. This Agreement supersedes all prior agreements and understandings between the parties with respect to such subject matter.

(i)             Securities Held by the Company or Its Subsidiaries. Whenever the consent or approval of holders of a specified percentage of Registrable Securities is required hereunder, Registrable Securities held by the Company or its Subsidiaries shall not be counted in determining whether such consent or approval was given by the holders of such required percentage.

(j)             Specific Performance. The parties hereto recognize and agree that money damages may be insufficient to compensate the holders of any Registrable Securities for breaches by the Company of the terms hereof and, consequently, that the equitable remedy of specific performance of the terms hereof will be available in the event of any such breach.

(k)            Limitation on Other Registration Rights. From and after the date of this Agreement, the Company shall not: (i) enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder registration rights that are more favorable in any respect than the rights granted under this Agreement or (ii) without the prior written consent of the Qualified Holders, enter into any agreement with any holder or prospective holder of any securities of the Company giving such holder or prospective holder any registration rights except as would otherwise be permitted under clause (i) of this Section 12(k).

(l)             No Inconsistent Agreements. The Company shall not hereafter enter into any agreement with respect to its securities that is inconsistent in any material respects with the rights granted to the Stockholders in this Agreement.

(m)            Term. This Agreement shall terminate with respect to a Stockholder on the date on which such Stockholder ceases to own Registrable Securities; provided that such Stockholder’s rights and obligations pursuant to Section 9, as well as the Company’s obligations to pay expenses pursuant to Section 8, shall survive with respect to any registration statement in which any Registrable Securities of such Stockholders were included and, for the avoidance of doubt, any underwriter lock-up that a Stockholder has executed prior to the termination of this Agreement with respect to such Stockholder in accordance with this Section 12(m), and any lock-up period in effect with respect to such Stockholder pursuant to Section 6 at the time of such termination, shall remain in effect in accordance with its terms.

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(n)            Consent to Jurisdiction. The parties hereto hereby irrevocably submit to the non-exclusive jurisdiction of the courts of the State of New York and the federal courts of the United States of America located in New York, and appropriate appellate courts therefrom, over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby, and each party hereby irrevocably agrees that all claims in respect of such dispute or proceeding may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. This consent to jurisdiction is being given solely for purposes of this Agreement and is not intended to, and shall not, confer consent to jurisdiction with respect to any other dispute in which a party to this Agreement may become involved.

(o)            Each of the parties hereto hereby consents to process being served by any party to this Agreement in any suit, action, or proceeding of the nature specified in Section 12(n) above by the mailing of a copy thereof in the manner specified by the provisions of Section 12(b).

(p)           EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES ALL RIGHT TO TRIAL BY JURY IN ANY ACTION, PROCEEDING OR COUNTERCLAIM ARISING OUT OF OR RELATING TO THIS AGREEMENT.

Section 13.             Effectiveness

. This Agreement shall become effective as of immediately prior to the Form 8-A Effective Time. Until such time as this Agreement becomes effective, the Original Stockholders’ Agreement shall remain in full force and effect. This Agreement shall automatically terminate if (i) the Underwriting Agreement is terminated for any reason prior to the completion of the Initial Public Offering or (ii) the Initial Public Offering contemplated by the Underwriting Agreement is not consummated on or before the tenth (10th) business day following the date of this Agreement, provided that Section 14 shall survive any such termination.

Section 14.             Original Stockholders’ Agreement

. The parties hereto hereby agree that in the event this Agreement becomes effective but is subsequently terminated pursuant to Section 13, the parties shall either reinstate the Original Stockholders’ Agreement or execute a registration rights agreement with terms that are substantially equivalent (to the extent practicable) to, mutatis mutandis, the relevant terms of the Original Stockholders’ Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, intending to be legally bound hereby, the parties execute this Agreement as of the date first written above.

reformation Inc.

By:
Name:
Title:

PERMIRA STOCKHOLDER

Refo SCSp

By:
Name:
Title:

AFT STOCKHOLDER

Aflalo Family Trust, established U/T/A dated November 8, 2018, as amended

By:
Name:
Title:

MANAGEMENT STOCKHOLDER

[●]

By:
Name: